UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 9, 2008 (August 31, 2008)

DEBUT BROADCASTING CORPORATION, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50762	88-0417389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1209 16th Avenue South, Suite 200
Nashville, Tennessee	37212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(615) 866-0530

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 31, 2008, Debut Broadcasting Mississippi, Inc. (the “Company”), a wholly-owned subsidiary of Debut Broadcasting Corporation, Inc., acquired assets comprising of a radio broadcast station identified as WBBV FM 101.1 MHz in Vicksburg, Mississippi (the “Radio Station”) from Holladay Broadcasting Company of Louisiana, LLC (“HBC”), including all of the facilities, equipment, licenses and intellectual property necessary to operate this station in exchange for a total purchase price of $900,000.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with completion of the acquisition of assets comprising the Radio Station from HBC, on August 31, 2008 the Company issued a Promissory Note (the “Note”) to HBC in the aggregate principal amount of Eight Hundred Thousand Dollars ($800,000). The Note is due and payable on September 1, 2018 and bears interest at a fixed rate of 7.5% per annum, payable monthly in equal installments of $9,496.15. The assets of the Radio Station serve as collateral for the loan under the Note. The Note may be prepaid at any time.

The description of the Note set forth herein does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Note, a copy of which is attached as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements

The Registrant will file audited financial statements by an Amendment to this Current Report on Form 8-K as soon as practicable, but within 71 days of August 31, 2008.

(b)	Pro Forma Financial Statements

The Registrant will file pro forma financial statements by an Amendment to this Current Report on Form 8-K as soon as practicable, but within 71 days of August 31, 2008.

(c)	Exhibits

10.1
Asset Purchase Agreement, dated March 10, 2008, between Debut Broadcasting Mississippi, Inc. and Holladay Broadcasting Company of Louisiana, LLC (incorporated herein by reference to exhibit 10.1 of our Current Report on Form 8-K, filed on March 19, 2008).

10.2	Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Debut Broadcasting Corporation, Inc.

/s/Sariah Hopkins
Sariah Hopkins
Executive Vice President and Chief Financial Officer

Date: September 8, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1
Asset Purchase Agreement, dated March 10, 2008, between Debut Broadcasting Mississippi, Inc. and Holladay Broadcasting Company of Louisiana, LLC (incorporated herein by reference to exhibit 10.1 of our Current Report on Form 8-K, filed on March 19, 2008).

10.2	Promissory Note